SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



                                March 9, 2005
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                        ARMANINO FOODS OF DISTINCTION, INC.
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



         Colorado                 0-18200                 84-1041418
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                   30588 San Antonio St., Hayward, CA 94544
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code


                               (510) 441-9300
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code










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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
           RULE OR STANDARD; TRANSFER OF LISTING

     On March 9, 2005, the Board if Directors of Armanino Foods of Distinction, Inc. (the "Company") approved a plan to terminate its registration under Section 12(g) of the Securities Act of 1934, as amended, which will result in the termination of the listing of its common stock on the NASDAQ Small Cap Market. The Company intends to file a notification on Form 15 with the Securities and Exchange Commission on or about May 13, 2005. Additional information about the decision to terminate the Company's registration and NASDAQ listing are included in a press release dated March 10, 2005, which is filed herewith as Exhibit 99.1 and incorporated herewith by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          99.1 - Press Release dated March 10, 2005


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARMANINO FOODS OF DISTINCTION, INC.



Dated: March 11, 2005             By: /s/ Edmond J. Pera
                                      Edmond J. Pera, Chief Operating Officer





















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